                                SECURITY CAPITAL

                              [PHOTO APPEARS HERE]



                          EUROPEAN REAL ESTATE SHARES

                               2001 ANNUAL REPORT



                           [LOGO OF SECURITY CAPITAL]

SECURITY CAPITAL
EUROPEAN REAL ESTATE SHARES
-------------------------------------------------------------------------------

Security Capital European Real Estate Shares is a highly focused, no-load mutual fund that seeks to provide shareholders with above-average total returns, including current income and capital appreciation, primarily through investments in equity securities of publicly traded real estate companies organized principally in European countries. The long-term objective of the Fund is to achieve top-quartile total returns, as compared with other mutual funds that invest in publicly traded real estate companies organized principally in European countries, by integrating in-depth proprietary real estate market research with sophisticated capital markets research and modeling techniques.

TO OUR SHAREHOLDERS
-------------------------------------------------------------------------------

Security Capital European Real Estate Shares ("SC-European Real Estate Shares") generated a total return of -3.4% for the 12 months ended December 31, 2001, as compared to -4.5% for its benchmark, the Salomon Smith Barney European Property Index. SC-European Real Estate Shares considerably outperformed the Bloomberg European 500 Index (a pan-European diversified equity index comprising approximately 500 stocks in 15 European countries, comparable to the S&P 500 in the United States) by 1,470 basis points. The performance of European real estate securities was slightly positive in Euro terms, the benchmark returned 1.2% for the year. But the Euro continued its weakness versus the U.S. Dollar in 2001 and lost 564 basis points during the twelve month period.

Both our country overweights in Sweden, Finland and Italy as well as our stock selection contributed to our outperformance during 2001. We identified several stocks that outperformed the benchmark by a wide margin. The exceptionally high 50+% discount to net asset value ("NAV") for Sponda in Finland narrowed over the last 12 months and Grainger Trust of the UK proved recession resistant with a large percentage of rent regulated apartment units and a high dividend yield. Rodamco North America got involved in a fierce takeover battle initiated by Westfield (Australia). After trading for years at a large discount to its NAV, Rodamco North America was eventually sold in three pieces to Westfield (Australia), Simon (U.S.) and Rouse (U.S.) at the beginning of 2002. From a sector selection perspective, our shift away from development and value-added office companies towards a more balanced portfolio at the beginning of 2001 with increased exposure to more recession resistant sectors such as retail and residential stocks proved well-timed.

Affecting the performance of the Fund negatively was our stock selection in the case of IVG in Germany as well as Fonciere Lyonnaise and Gecina in France. Further deteriorating office fundamentals across Europe impacted IVG. Increased weakness at the high end of the residential market in Paris negatively influenced our holdings in Fonciere Lyonnaise and Gecina, who are large owners of rental apartments in the Paris Metro area.

Although slightly improving in the second part of the year, the currency impact continued to be a drag on U.S. Dollar returns in 2001. During the year on a dollar-relative basis, the Euro lost 564 basis points, the British Pound decreased by 257 basis points and the Swedish Krona lost 1,016 basis points on investor concerns about a slowing economy in the Nordic region, accelerated by weakness in the mobile phone and telecommunication markets (Ericsson and Nokia).

Europe is not insulated from the current recession and fall in corporate profits. But tax and corporate reforms as well as increasing efficiencies and Pan-European trade are likely to improve the economic environment faster than in the United States. We continue to view Europe as an attractive region for real estate investment. After the Euro lost over 25% versus

-------------------------------------------------------------------------------

the U.S. Dollar over the last three years, we view a neutral or positive currency impact as increasingly probable going forward. In order to avoid the impact of currency volatility between the Euro, British Pound and Swedish Krona, we will maintain more country neutral weightings and will continue to concentrate on a bottom-up approach to identify securities with the highest total rate of return potential.

In summary, we continue to believe that current market valuations represent an attractive alternative to uncertainties in the general equity markets. We focus on companies with strong balance sheets, high-quality real estate and attractive discounts to NAV. We favor companies with residential or retail concentrations, as we expect these sectors to outperform during the current corporate profit recession and rapidly increasing office vacancy rates across Europe. We are also positioning ourselves to take advantage of the market's appetite for current income in uncertain equity markets.

We appreciate your continued support.

Sincerely,


/s/ Anthony R. Manno Jr.                        /s/ Kenneth D. Statz
    Anthony R. Manno Jr.                            Kenneth D. Statz
    President                                       Managing Director

FUND PERFORMANCE
-------------------------------------------------------------------------------

The Fund's performance compared to a frequently used performance benchmark is shown below.


COMPARATIVE RETURNS

Average Annual Total Returns
Period Ended December 31, 2001

                                                              Since Inception
                                   One-Year    Three-Year    (6/30/98-12/31/01)
                                   --------------------------------------------
SC-European Real Estate Shares       -3.44%       1.91%             2.56%
-------------------------------------------------------------------------------
Salomon Smith Barney-
European Property Index/1/           -4.53%       1.51%            -1.22%

Past performance is not indicative of future results. The performance for SC-European Real Estate Shares does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. The performance of the above-referenced index does not include any fees or expenses, and the underlying portfolio of SC-European Real Estate Shares may differ from those of the index. (1) The Salomon Smith Barney European Property Index is a float-weighted index that includes 15 countries in Europe and the listed shares of all real estate companies with an available market capitalization (float) of at least $100 million.


GROWTH OF A $10,000 INVESTMENT

Period from June 30, 1998 to December 31, 2001

                              [CHART APPEARS HERE]


          CUMULATIVE VALUE OF $10,000 INVESTED
          ------------------------------------
                                                  SSB-
                              SC-               European
                            European            Index/1/
                            -----------------------------
30-Jun-98                    $10,000             $10,000
September                    $10,210              $9,364
December                     $10,325              $9,160
March                        $10,712              $9,278
June                         $11,165              $9,718
September                    $11,662             $10,026
December                     $10,750              $9,401
March                        $10,236              $8,957
June                         $10,688              $9,522
September                    $10,519              $9,523
December                     $11,316             $10,036
March                        $11,191              $9,814
June                         $11,200              $9,841
September                    $10,463              $9,401
December                     $10,927              $9,581


Past performance is not indicative of future results. The performance for SC-European Real Estate Shares does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

SECURITY CAPITAL EUROPEAN REAL ESTATE SHARES
SCHEDULE OF INVESTMENTS-DECEMBER 31, 2001
--------------------------------------------------------------------------------

     Shares                                                      Market Value
     ------------------------------------------------------------------------
                COMMON STOCKS - 95.7%/1/
                UNITED KINGDOM - 44.3%
     147,000    British Land Co., PLC                              $  998,018
      79,500    Land Securities, PLC                                  905,546
     120,000    Slough Estates, PLC                                   578,321
      43,000    Grainger Trust, PLC                                   528,863
      80,000    Pillar Property, PLC                                  422,183
      58,900    Hammerson, PLC                                        379,764
      67,300    Development Securities, PLC                           331,191
      77,000    Shaftesbury, PLC                                      295,528
      52,000    Benchmark Group, PLC                                  186,348
                                                                   ----------
                                                                    4,625,762
                FRANCE - 15.1%
      11,400    Unibail (Union du Credit-Bail Immobilier)             578,927
       5,000    Klepierre                                             477,566
       3,600    Gecina, SA                                            293,215
       9,600    Societe Fonciere Lyonnaise                            228,163
                                                                   ----------
                                                                    1,577,871
                NETHERLANDS - 9.3%
      10,000    Rodamco North America, NV                             469,999
       6,500    Haslemere, NV                                         271,362
       6,500    Rodamco Europe, NV                                    229,472
                                                                   ----------
                                                                      970,833
                SPAIN - 8.1%
      75,000    Vallerhermoso, SA                                     466,662
      27,630    Metrovacesa, SA                                       381,220
                                                                   ----------
                                                                      847,882
                SWEDEN - 6.2%
      18,000    Tornet Fastighets, AB                                 239,357
      21,300    Castellum, AB                                         221,090
      18,000    Drott, AB                                             185,975
                                                                   ----------
                                                                      646,422
                FINLAND - 4.2%
     104,600    Sponda Oyj                                            435,754

                IRELAND - 3.2%
      60,400    Green Property, PLC                                   338,720

                ITALY - 2.7%
     590,000    Beni Stabili, S.p.A.                                  279,400

                GERMANY - 2.6%
      28,063    IVG Holding, AG                                       272,285

                Total common stocks                                ----------
                (cost $10,309,737)                                 $9,994,929

/1/ Percentages of long-term investments are presented in this schedule by country. Percentages of long-term investments by industry are as follows:
     Diversified Real Estate 58.5%, Regional Malls 9.3%, Office 7.6%, Shopping Centers 6.9%, Industrial 5.5%, Real Estate Development 5.1% and Hotel 2.8%.


                     See notes to the financial statements.                    4

--------------------------------------------------------------------------------

     Principal
     Amount                                                        Market Value
     --------------------------------------------------------------------------
                SHORT-TERM INVESTMENT - 2.4%
     $250,000   United States Treasury Bill, 1.62%, 01/10/2002      $   249,899
                                                                    -----------
                Total short-term investment (cost $249,899)             249,899

                Total investments - 98.1%                           -----------
                (cost $10,559,636)                                   10,244,828

                Other assets in excess of liabilities - 1.9%            201,267
                                                                    -----------
                Net assets - 100.0%                                 $10,446,095
                                                                    -----------


                    See notes to the financial statements.                     5

SECURITY CAPITAL EUROPEAN REAL ESTATE SHARES
STATEMENT OF ASSETS AND LIABILITIES-DECEMBER 31, 2001
--------------------------------------------------------------------------------

ASSETS:
     Investments, at market value (cost $10,559,636)                              $10,244,828
     Cash                                                                             241,786
     Dividend and interest receivable                                                  14,432
     Other assets                                                                      13,405
                                                                                  -----------
     Total assets                                                                  10,514,451
                                                                                  -----------
LIABILITIES:
     Payable to investment adviser                                                     11,005
     Payable to distributor                                                             2,206
     Accrued expenses and other liabilities                                            55,145
                                                                                  -----------
     Total liabilities                                                                 68,356
                                                                                  -----------
          Net assets                                                              $10,446,095
                                                                                  ===========
NET ASSETS CONSIST OF:
     Capital stock                                                                $11,033,707
     Distributions in excess of net investment income                                    (446)
     Accumulated undistributed net realized loss on investments
      and foreign currency transactions                                              (272,934)
     Net unrealized depreciation on investments and foreign currency                 (314,232)
                                                                                  -----------
          Net assets                                                              $10,446,095
                                                                                  ===========

     Shares outstanding (50,000,000 shares of $0.01 par value authorized)           1,029,354
     Net asset value and redemption price per share                               $     10.15
                                                                                  ===========

                     See notes to the financial statements.                    6

SECURITY CAPITAL EUROPEAN REAL ESTATE SHARES
STATEMENT OF OPERATIONS-YEAR ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------
INVESTMENT INCOME:
     Dividend income/1/                                               $ 385,291
     Interest income                                                     11,058
                                                                      ---------
     Total investment income                                            396,349
                                                                      ---------
EXPENSES:
     Transfer agent, custody and accounting costs                       104,800
     Investment advisory fee                                             92,676
     Sub-administration fee                                              79,782
     Professional fees                                                   32,865
     Distribution expense                                                27,258
     Directors' fees and expenses                                        24,955
     Shareholder reports and notices                                      6,336
     Administration fee                                                   2,180
     Federal and state registration                                         850
     Other                                                                9,572
                                                                      ---------
     Total expenses before reimbursement                                381,274
     Less: Reimbursement from adviser                                  (223,080)
                                                                     ----------
     Net expenses                                                       158,194
                                                                     ----------
         Net investment income                                          238,155
                                                                     ==========
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
     Net realized gain on investments                                   117,902
     Net realized loss foreign currency transactions                    (30,295)
     Change in unrealized depreciation on investments
      and foreign currency                                             (704,890)
                                                                     ----------
     Net realized and unrealized loss on investments                   (617,283)
                                                                     ----------
         Net decrease in net assets resulting from operations         $(379,128)
                                                                     ==========

/1/  Net of foreign withholding taxes of $52,972.

                       See notes to financial statements.                      7

SECURITY CAPITAL EUROPEAN REAL ESTATE SHARES
STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------------------
                                                               Year ended       Year ended
                                                              Dec. 31, 2001    Dec. 31, 2000
--------------------------------------------------------------------------------------------
OPERATIONS:
     Net investment income                                    $   238,155      $   138,222
     Net realized gain (loss) on investments                      117,902          (82,034)
     Net realized loss on foreign currency transactions           (30,295)         (44,657)
     Change in unrealized appreciation (depreciation)
      on investments                                             (704,890)         532,526
                                                              ----------------------------
     Net increase (decrease) in net assets
      resulting from operations                                  (379,128)         544,057

CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares sold                                     34,403           14,000
     Shares issued to holders in reinvestment
      of dividends                                                    505               80
     Cost of shares redeemed                                       (4,236)         (59,919)
                                                              ----------------------------
     Net increase (decrease) in net assets from
      capital share transactions                                   30,672          (45,839)

DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income                                  (207,048)         (78,197)
                                                              ----------------------------
     Total distributions                                         (207,048)         (78,197)

      Total increase (decrease) in net assets                    (555,504)         420,021

NET ASSETS:
     Beginning of year/1/                                      11,001,599       10,581,578
                                                              ----------------------------
     End of year/2/                                           $10,446,095      $11,001,599
                                                              ============================


/1/ Including distributions in excess of net investment income of $1,258 for the year ended December 31, 2000.

/2/ Including distributions in excess of net investment income of $446 for the year ended December 31, 2001.


                     See notes to the financial statements.                    8

SECURITY CAPITAL EUROPEAN REAL ESTATE SHARES
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

                                                Year ended        Year ended       Year ended       Period ended
                                              Dec. 31, 2001     Dec. 31, 2000    Dec. 31, 1999    Dec. 31, 1998/1/
                                              --------------------------------------------------------------------

For a share outstanding for each period:
Net asset value, beginning of period              $10.72           $10.26            $10.28            $10.00
                                              -------------------------------------------------------------------
Income from investment operations:
  Net investment income                             0.23             0.14              0.20              0.04
  Net realized and unrealized gain (loss)
    on investments and foreign
    currency transactions                          (0.60)            0.40              0.23              0.28
                                              -------------------------------------------------------------------
  Total from investment operations                 (0.37)            0.54              0.43              0.32
                                              -------------------------------------------------------------------

Less distributions:
  Dividends from net investment income             (0.20)           (0.08)            (0.17)            (0.02)
  Dividends in excess of net investment
    income                                             --              --                 --             (0.02)
  Dividends from net realized gains                   --              --              (0.28)               --
                                              -------------------------------------------------------------------
  Total distributions                              (0.20)           (0.08)            (0.45)            (0.04)
                                              -------------------------------------------------------------------

Net asset value, end of period                    $10.15           $10.72            $10.26            $10.28
                                              -------------------------------------------------------------------
Total return                                      ( 3.44%)           5.27%             4.12%             3.25%/2/

Supplemental data and ratios:
  Net assets, end of period ($000)               $10,446          $11,002           $10,582             $6,071
  Ratio of expenses to average net assets/4/        1.45%            1.45%             1.45%             1.45%/3/
  Ratio of net investment income to
    average net assets/4/                           2.18%            1.37%             1.84%             1.32%/3/

Portfolio turnover rate                            33.16%           94.35%            61.37%               --%


/1/  Fund commenced operations June 30, 1998.

/2/  Not annualized.

/3/  Annualized.

/4/ Without voluntary expense reimbursements of $223,080, $299,721 and $337,352 for the years ended December 31, 2001, 2000, and 1999, and $155,345 for the period ended December 31, 1998, the ratios of expenses to average net assets would have been 3.50%, 4.41%, 4.32% and 9.66%, respectively, and the ratio of net investment income (loss) to average net assets would have been 0.14%, (1.60%), (1.03%) and (6.89%), respectively.



                     See notes to the financial statements.

SECURITY CAPITAL EUROPEAN REAL ESTATE SHARES
NOTES TO THE FINANCIAL STATEMENTS-DECEMBER 31, 2001
-------------------------------------------------------------------------------

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Security Capital European Real Estate Shares ("the Fund") is a non-diversified investment portfolio of Security Capital Real Estate Mutual Funds Incorporated ("SC-REMFs"), which is an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), and is a Maryland corporation. The Fund commenced operations on June 30, 1998. SC-REMFs is comprised of two investment portfolios, the Fund and Security Capital U.S. Real Estate Shares.

     The following is a summary of significant accounting policies followed by the Fund.

     a) Investment Valuation -- Each day securities are valued at the last sales price from the principal exchange on which they are traded. Securities that have not traded on the valuation date, or securities for which sales prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values determined by, or under the direction of, the Board of Directors' Valuation Committee. Temporary cash investments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

     b) Federal Income Taxes -- No provision for federal income taxes has been made since the Fund has complied to date with the provisions of the Internal Revenue Code available to regulated investment companies and intends to continue to so comply in future years and to distribute investment company net taxable income and net capital gains to shareholders.

     c) Distributions to Shareholders -- Dividends from net investment income are declared and paid quarterly. The Fund intends to distribute net realized capital gains, if any, at least annually, although the Fund's Board of Directors may in the future decide to retain realized capital gains and not distribute them to shareholders.

     The tax character of distributions paid to shareholders during the years ended December 31, 2001 and 2000 were as follows:

                                         2001          2000
                                       ----------------------
      Distributions paid from:
      Ordinary income                  $260,020      $121,538
      Long-term capital gain                 --            --
      Foreign withholding taxes         (52,972)      (43,341)
                                       ----------------------
      Total                            $207,048      $ 78,197
                                       ----------------------

     Distributions will automatically be paid in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date unless the shareholder has elected to have distributions paid in cash.

     Distributions to shareholders are determined in accordance with federal income tax regulations and are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

     As of December 31, 2001, the components of net assets on a tax basis were as follows:


      Undistributed ordinary income                  $        --
      Undistributed long-term capital gain                    --
      Unrealized depreciation                           (341,635)
      Accumulated capital and other losses              (245,977)
                                                     ------------
      Total                                          $  (587,612)
                                                     ------------

-------------------------------------------------------------------------------

     As of December 31, 2001, the Fund has a realized capital loss carryforward, for Federal income tax purposes, of $245,531 (expires December 31, 2008), available to be used to offset future realized capital gains. As of December 31, 2001, the Fund has elected for Federal income tax purposes to defer a $446 current year post October currency loss as though the loss was incurred on the first day of the next fiscal year.

     The difference between book basis and tax basis unrealized depreciation is attributable primarily to the tax deferral of losses on wash sales.

     d) Foreign Currency -- The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses, not relating to securities, which result from changes in foreign currency exchange rates have been included in the unrealized appreciation (depreciation) of investments and foreign currency. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment security transactions and foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investments.

     e) Repurchase Agreements -- The Fund may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines approved by the Board of Directors. In a repurchase agreement, a fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. If the seller is unable to make timely repurchase, the Fund's expected proceeds could be delayed, or the Fund could suffer a loss in principal or current interest, or incur costs in liquidating the collateral.

     f) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     g) Other -- Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from investment transactions, using the specific identification method for both financial reporting and federal income tax purposes, by comparing the original cost of the security lot sold with the net sales proceeds. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

2.   CAPITAL SHARE TRANSACTIONS

     Transactions in shares of the Fund were as follows:

     Year Ended December 31, 2001:
     --------------------------------------------------------------------------
                                                              Amount     Shares
                                                              -----------------
       Shares sold                                            $34,403    3,377
       Shares issued to holders in reinvestment of dividends      505       50
       Shares redeemed                                         (4,236)    (420)
                                                              -----------------
       Net decrease                                           $30,672    3,007
                                                              -----------------

-------------------------------------------------------------------------------

   Year Ended December 31, 2000:
   ----------------------------------------------------------------------------
                                                               Amount    Shares
                                                              -----------------
      Shares sold                                             $ 14,000   1,495
      Shares issued to holders in reinvestment of dividends         80       8
      Shares redeemed                                          (59,919) (6,474)
                                                              -----------------
      Net decrease                                            $(45,839) (4,971)
                                                              -----------------

3.   INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of long-term investments by the Fund for the year ended December 31, 2001, were $3,785,778 and $3,431,454 respectively.

     At December 31, 2001, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

        Appreciation                        $ 419,042
        (Depreciation)                       (761,253)
                                            ---------
        Net depreciation on investments     $(342,211)
                                            ---------


     At December 31, 2001, the cost of investments for federal income tax purposes was $10,587,039.

4.   INVESTMENT ADVISORY AND OTHER AGREEMENTS

     SC-REMFs has entered into an Investment Advisory Agreement with Security Capital Research & Management Incorporated ("SC-R&M"), an indirect, wholly owned subsidiary of Security Capital Group Incorporated ("Security Capital"). In December 2001, Security Capital agreed to be acquired by GE Capital Corp., a subsidiary of General Electric Co. The transaction, which is subject to approval of Security Capital shareholders, requisite governmental approvals and filings and other customary conditions, is anticipated to close during the first half of 2002. There is no assurance that the transaction will be completed. Pursuant to the Advisory Agreement, SC-R&M is entitled to receive a management fee, calculated daily and payable monthly, at the annual rate of 0.85% as applied to the Fund's average daily net assets.

     SC-R&M voluntarily agrees to reimburse its management fee and other expenses to the extent that total operating expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 1.45% of the average net assets, computed on a daily basis, for the year ended December 31, 2001. SC-R&M has extended this agreement through at least December 31, 2002.

     SC-R&M also serves as the Fund's administrator. SC-R&M charges the Fund an administrative fee calculated daily and payable monthly, at the annual rate of 0.02% of the Fund's average daily net assets.

     State Street Bank and Trust Company ("State Street"), a publicly held bank holding company, serves as sub-administrator, custodian, and accounting services agent for the Fund. Sub-administration, custodian, and accounting services will be charged by State Street according to contractual fee schedules agreed to by the Fund.

     Boston Financial Data Services, Inc. ("BFDS"), a privately held company and an affiliate of State Street, serves as transfer agent for the Fund. Transfer agent services will be charged by BFDS according to contractual fee schedules agreed to by the Fund.

--------------------------------------------------------------------------------

5.   CONCENTRATION OF RISKS
     The Fund will invest a substantial portion of its assets in publicly-traded real estate companies organized principally in European nations. The Fund may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities market risks) because of its policy of concentration in the securities of companies in the real estate industry. Such risks include declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in real estate taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to customers and changes in interest rates.

     The Fund will invest primarily in foreign securities. Substantial risks are involved when investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There is the possibility of expropriation, nationalization, or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), foreign investment controls on daily stock market movements, default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the U.S. foreign companies are generally not subject to the same accounting and auditing and financial reporting standards as those for U.S. companies, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The Fund may encounter difficulties or be unable to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts.

     Also most foreign countries withhold portions of income and dividends at the source requiring investors to reclaim taxes withheld.

     The securities of some foreign companies and foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets.

     The foregoing discussion is general in nature and is subject to the risk considerations described in the Fund's Prospectus and Statement of Additional Information.

6.   DISTRIBUTION AND SERVICING PLANS
     The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan"). Under the Plan, the Fund pays to Macquarie Capital Partners LLC (the "Distributor"), an affiliate of SC-R&M, in its capacity as principal distributor of the Fund's shares, a monthly distribution fee equal to, on an annual basis, 0.25% of the value of the Fund's average daily net assets.

     The Distributor may use the fee for services performed and expenses incurred by the Distributor in connection with the distribution of the Fund's respective shares and for providing certain services to shareholders. The Distributor may pay third parties in the respect of these services such amounts as it may determine. For the year ended December 31, 2001, the Fund has made payments totaling $27,281 as required by the adopted Plans.

7.   PRINCIPAL SHAREHOLDERS
     As of December 31, 2001, SC Realty Incorporated, a wholly-owned subsidiary of Security Capital, owned 99.6% of the Fund's total outstanding shares.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of Security Capital European Real Estate Shares:

We have audited the accompanying statement of assets and liabilities of Security Capital European Real Estate Shares (a separate portfolio of Security Capital Real Estate Mutual Funds Incorporated, a Maryland corporation), including the schedule of investments, as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Security Capital European Real Estate Shares as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States.

                                                             ARTHUR ANDERSEN LLP



Chicago, Illinois
January 29, 2002

DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

                                                                                                 Number of
                                                                                               Portfolios in           Other
                                            Term of Office            Principal                 Fund Complex       Directorships
    Name, Address        Position(s) Held   and Length of           Occupation(s)               Overseen by           Held by
       and Age            with the Fund      Time Served          During Past 5 Years             Director            Director
------------------------------------------------------------------------------------------------------------------------------------
Anthony R. Manno Jr./1/    Chairman of      Term:            Managing Director and President         Two        Director of Security
11 S. LaSalle Street       the Board of     Indefinite/2/    of SC-R&M since 1995.                              Capital Preferred
Second Floor               Directors,                                                                           Growth Incorporated
Chicago, Illinois          Managing         Time Served:     Member of the Investment                           and Bulgarian
60603                      Director and     5 years          Committee of Security Capital                      American Enterprise
Age: 49                    President                         from 1994 to 1996.                                 Fund.

                                                             Managing Director of LaSalle
                                                             Partners Limited from 1980 to
                                                             1994.


Robert H. Abrams           Director         Term:            Senior Lecturer Dept. of City and       Two        Director of Cayuga
11 S. LaSalle Street                        Indefinite/2/    Regional Planning, College of                      Medical Center.
Second Floor                                                 Architecture, Art & Planning at
60603                                       Time Served:     Cornell University since 1992.
Age: 69                                     5 years
                                                             Founding Director of the Program
                                                             in Real Estate at Cornell
                                                             University in 1995.


Stephen F. Kasbeer         Director         Term:            Retired Senior Vice President for       Two        Director of
11 S. LaSalle Street                        Indefinite/2/    Administration and Treasurer of                    Commonfund
Second Floor                                                 Loyola University, Chicago from                    Endowment Realty
Chicago, Illinois                           Time Served:     1981 to 1994.                                      Investors, Inc.
60603                                       5 years
Age: 77


George F. Keane            Director         Term:            Chairman of the Board of Trigen         Two        Director of the
11 S. LaSalle Street                        Indefinite/2/    Energy Corporation from 1994                       Bramwell Funds,
Second Floor                                                 to 2000.                                           Longview Oil and
Chicago, Illinois                           Time Served:                                                        Gas Group, Nicholas
60603                                       5 years          Founding Chief Executive of the                    Applegate Mutual
Age: 72                                                      Endowment Realty Investors in                      Funds,Universal
                                                             1998 and The Common Fund in                        Bond Fund and
                                                             1971.                                              Universal Stainless
                                                                                                                Alloy Products.


Kenneth D. Statz           Managing         Time Served:     Managing Director of SC-R&M             Not               Not
11 S. LaSalle Street       Director         5 years          since 1997, Senior Vice President    Applicable        Applicable
Second Floor                                                 1996 to 1997 and Vice President
Chicago, Illinois                                            from 1995 to 1996.
60603
Age: 43                                                      Vice President and Senior Analyst
                                                             in the Investment Research
                                                             department of Goldman Sachs &
                                                             Co., from 1992 to 1995.



/1/  "Interested person" as defined in the 1940 Act.
/2/  Directors serve an indefinite term until a successor is elected.

--------------------------------------------------------------------------------

                                                                                                    Number of
                                                                                                  Portfolios in          Other
                                             Term of Office            Principal                  Fund Complex       Directorships
  Name, Address          Position(s) Held    and Length of           Occupation(s)                 Overseen by           Held by
     and Age              with the Fund       Time served          During Past 5 Years               Director           Director
-----------------------------------------------------------------------------------------------------------------------------------
Kevin W. Bedell            Senior Vice        Time Served:     Senior Vice President of SC-             Not              Not
11 S. LaSalle Street       President          5 years          R&M since 1997 and Vice               Applicable       Applicable
Second Floor                                                   President from 1996 to 1997.
Chicago, Illinois
60603                                                          Equity Vice President and
Age: 46                                                        Portfolio Manager of LaSalle
                                                               Partners Limited from 1987
                                                               to 1996.


Alexander K. Daggett       Vice President--   Time Served:     Vice President of SC-R&M since           Not              Not
11 S. LaSalle Street       Client Services    4 years          1998.                                 Applicable       Applicable
Second Floor
Chicago, Illinois                                              National Sales Manager for
60603                                                          Marshall Funds in 1997.
Age: 52


Jeffrey C. Nellessen       Vice President,    Time Served:     Vice President and Controller of         Not              Not
11 S. LaSalle Street       Treasurer and      5 years          SC-R&M since 1997.                    Applicable       Applicable
Second Floor               Assistant
Chicago, Illinois          Secretary                           Controller, Manager of Client
60603                                                          Administration and Compliance
Age: 40                                                        Officer at Strong Capital
                                                               Management from 1988 to 1997.


David T. Novick            Vice President     Time Served:     Senior Vice President of Security        Not              Not
11 S. LaSalle Street       and Secretary      4 years          Capital since 2001 and Vice           Applicable       Applicable
Second Floor                                                   President from 1998 to 2001.
Chicago, Illinois
60603                                                          Partner with the law firm of
Age: 37                                                        Katten Muchin and Zavis from
                                                               1989 to 1998.


Michael J. Heller          Assistant          Time Served:     Assistant Controller of SC-R&M           Not              Not
11 S. LaSalle Street       Treasurer          4 years          since 1997.                           Applicable       Applicable
Second Floor
Chicago, Illinois                                              Member of the audit team at
60603                                                          McGladrey & Pullen, LLP from
Age: 32                                                        1992 to 1997.

-------------------------------------------------------------------------------

INVESTMENT MANAGEMENT TEAM

Anthony R. Manno Jr.
Director, Chairman and President

Kenneth D. Statz
Managing Director

Kevin W. Bedell
Senior Vice President

Bernard Krieg
Associate

David T. Cheng
Analyst

Matthew D. Hansen
Securities Trader

INVESTMENT ADVISER

Security Capital Research &
Management Incorporated
11 South LaSalle Street, Second Floor
Chicago, Illinois  60603
1-888-SECURITY

TRANSFER AGENT

Boston Financial Data Services, Inc.
P.O. Box 8121
Boston, Massachusetts  02266-8121
1-800-409-4189

INDEPENDENT PUBLIC ACCOUNTANTS

Arthur Andersen LLP
33 West Monroe Street
Chicago, Illinois  60603

LEGAL COUNSEL

Mayer, Brown & Platt
1675 Broadway
New York, New York  10019

                              [LOGO APPEARS HERE]
                                SECURITY CAPITAL

                11 South LaSalle Street, Chicago, Illinois 60603
                                 1-888-SECURITY
                             www.securitycapital.com

405ANNL01